UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025

HPS Corporate Lending Fund

(Exact name of Registrant as specified in its charter)

Delaware	814-01431	87-6391045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 57th Street, 33rd Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 287-6767

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

New Investment Advisory Agreement

In connection with the close of the transaction pursuant to which BlackRock, Inc. and certain of its affiliates (“BlackRock”) acquired 100% of the business and assets of HPS Investment Partners, LLC (“HPS”), the parent company of HPS Advisors, LLC (the “Adviser”) (the “Transaction”), on July 1, 2025 (the “Closing Date”), HPS Corporate Lending Fund (the “Company”) entered into a new investment advisory agreement (the “New Investment Advisory Agreement”) between the Company and the Adviser, the Company’s current investment adviser. The New Investment Advisory Agreement was previously approved by a majority of the outstanding voting securities of the Company at a special meeting of shareholders of the Company held on April 16, 2025 (the “Special Meeting”) to become effective upon the closing of the Transaction. The New Investment Advisory Agreement is substantively identical in all respects to the current investment advisory agreement between the Company and the Adviser, dated November 27, 2024 (the “Current Investment Advisory Agreement”), except as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 14, 2025.

The description above is only a summary of the New Investment Advisory Agreement and is qualified in its entirety by reference to a copy of the New Investment Advisory Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

New Managing Dealer Agreement

On the Closing Date, the Company entered into a new managing dealer agreement (the “New Managing Dealer Agreement”) between the Company and HPS Securities, LLC (the “Managing Dealer”), the Company’s current managing dealer. The New Managing Dealer Agreement is substantively identical to the current managing dealer agreement between the Company and the Managing Dealer, dated April 11, 2024 (the “Current Managing Dealer Agreement”).

The foregoing description of the New Managing Dealer Agreement is qualified in its entirety by reference to a copy of the New Managing Dealer Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

New Administration Agreement

On the Closing Date, the Company entered into a new administration agreement (the “New Administration Agreement”) between the Company and HPS, in its capacity as the current administrator of the Company (the “Administrator”). The New Administration Agreement is substantively identical to the current administration agreement between the Company and the Administrator, dated November 27, 2024 (the “Current Administration Agreement”).

The foregoing description of the New Administration Agreement is qualified in its entirety by reference to a copy of the New Administration Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On July 1, 2025, in connection with the entry into the New Investment Advisory Agreement as described above in Item 1.01, the Current Investment Advisory Agreement was terminated. The Current Investment Advisory Agreement and the New Investment Advisory Agreement are substantively identical in all respects, except as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 14, 2025.

On July 1, 2025, in connection with the entry into the New Managing Dealer Agreement as described above in Item 1.01, the Current Managing Dealer Agreement was terminated. The Current Managing Dealer Agreement and the New Managing Dealer Agreement are substantively identical.

On July 1, 2025, in connection with the entry into the New Administration Agreement as described above in Item 1.01, the Current Administration Agreement was terminated. The Current Administration Agreement and the New Administration Agreement are substantively identical.

Item 8.01.	Other Events.

On July 1, 2025, BlackRock completed its previously announced acquisition of 100% of the business and assets of HPS.

A copy of the press release announcing the closing of the Transaction is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	New Investment Advisory Agreement, dated as of July 1, 2025, by and between HPS Corporate Lending Fund, and HPS Advisors, LLC.

10.2	New Managing Dealer Agreement, dated as of July 1, 2025, by and between HPS Corporate Lending Fund, and HPS Securities, LLC.

10.3	New Administration Agreement, dated as of July 1, 2025, by and between HPS Corporate Lending Fund, and HPS Investment Partners, LLC.

99.1	Press Release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS Corporate Lending Fund

Date: July 1, 2025	By:	/s/ Robert Busch
	Name:	Robert Busch
	Title:	Chief Financial Officer and Principal Accounting Officer